UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2014
(Updating November 13, 2014 Event)

FEDERAL HOME LOAN BANK OF CHICAGO
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51401	36-6001019
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 East Randolph Drive Chicago, Illinois		60601
		(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:
(312) 565-5700

Former name or former address, if changed since last report:
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)     Election of Directors

On November 13, 2014, the Federal Home Loan Bank of Chicago (the “Bank”) announced that Leo J. Ries, William W. Sennholz and Michael G. Steelman had been re-elected and David R. Pirsein had been newly elected to the Bank’s Board of Directors (“Board”) and reported this information on the Bank’s Form 8-K dated November 13, 2014 (“Original 8-K”). At the time of filing the Original 8-K, the committees of the Board to which directors would be named for 2015 had not yet been determined. The Bank is filing this Form 8-K/A to report Board committee assignments for 2015 for all directors, including the newly and re-elected directors.

Board Chairman and Vice Chairman

The Board previously elected Steven F. Rosenbaum to serve as Chairman and William W. Sennholz to serve as Vice Chairman of the Board for 2014-2015.

Board Committee Assignments

On December 11, 2014, the Board approved the following committee assignments for all directors for 2015:

Executive and Governance Committee

Primary Members:

Steven F. Rosenbaum, Chairman
William W. Sennholz, Vice Chairman
Mary J. Cahillane
Thomas L. Herlache
E. David Locke

Alternate Members:

James T. Ashworth
Edward P. Brady
John K. Reinke
Michael G. Steelman

Affordable Housing Committee

James T. Ashworth, Chairman
Leo J. Ries, Vice Chairman
Edward P. Brady
Mark J. Eppli
Michael G. Steelman

Audit Committee

William W. Sennholz, Chairman
Diane M. Aigotti, Vice Chairman
Mary J. Cahillane
Thomas L. Herlache
John K. Reinke
Michael G. Steelman

Public Policy Committee

Edward P. Brady, Chairman
E. David Locke, Vice Chairman
Arthur E. Greenbank
David R. Pirsein
Gregory A. White

Human Resources and Compensation Committee

John K. Reinke, Chairman
James T. Ashworth, Vice Chairman
Owen E. Beacom
Thomas L. Herlache
Gregory A. White

Risk Management Committee

Mary J. Cahillane, Chairman
Mark J. Eppli, Vice Chairman
Diane M. Aigotti
William W. Sennholz
Michael G. Steelman

Operations and Technology Committee

E. David Locke, Chairman
Arthur E. Greenbank, Vice Chairman
Owen E. Beacom
David R. Pirsein
Leo J. Ries

The Chairman of the Board is an ex officio member of all committees of the Board, as a voting member.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Chicago

Date: December 17, 2014	By: /s/ Peter E. Gutzmer
Peter E. Gutzmer Executive Vice President, General Counsel and Corporate Secretary